Risk Management	12 Months Ended
Dec. 31, 2020
Disclosure of financial risk management [text block] [Abstract]
Risk Management
42.	Risk Management:

(1)	Introduction

The Bank’s global risk management is comprehensive and takes a differentiated perspective, taking into account the business segments served by the Bank and its subsidiaries. This global management is essential in its strategy and in the sustainability of the business over time.

Our risk management policies are established in order to identify and analyze the risks faced by the Bank, set appropriate risk limits and controls, and to monitor the risks and compliance with the limits. Through its administration policies and procedures, the Bank develops a disciplined and constructive control environment. Policies, as well as risk management standards, procedures and systems are regularly reviewed.

For this, the Bank has teams with extensive experience and knowledge in each area associated with risks, ensuring comprehensive and consolidated management of the same, including the Bank and its subsidiaries.

(a)	Risk Management Structure

Credit and Market Risk Management are at the all levels of the Organization, with a structure that recognizes the relevance of the different risk areas that exist.

The Board is responsible for approving the policies and establishing the structure for the proper administration of the various risks faced by the organization. The Board is permanently informed of the evolution of the different risk areas, participating through its Finance, International and Financial Risk, Credit, Portfolio Risk Committee and Higher Operational Risk Committee, in which the status of credit and market risks are reviewed.

The Board of Directors of Banco de Chile is responsible for establishing policies, the risk appetite framework, the guidelines for the development and validation of models, approving the provisioning models and making a pronouncement on the sufficiency of provisions, along with establishing the structure for the proper management of the various risks faced by the organization.

The Administration, for its part, is responsible for the control and compliance with the dispositions of the Board of Directors and the establishment of associated rules and procedures.

The Bank’s Corporate Governance considers the active participation of the Board, who is permanently informed of the evolution of the different risk areas, participating through its Finance, International and Financial Risk, Credit and Portfolio Risk Committee, in which the status of credit and market risks are reviewed. Directors and executives of Senior Management participate in these committees, which are described in the next paragraphs.

At the management level, the Retail Credit Risk Division and Global Risk Control, the Wholesale Credit Risk Division and the Cybersecurity Division constitute the corporate risk governance structure, which, through specialized teams, added to a robust regulatory framework of processes and procedures allow optimal and effective management of the matters they address.

The first two Divisions are responsible for credit risk in the admission, monitoring and recovery phases, in the respective Retail and Wholesale segments. Along with this, the Retail Credit Risk and Global Risk Control Division develops the different methodologies related to regulatory and risk management aspects, as well as the monitoring and validation of risk models and the development of the regulatory framework.

In turn, the Wholesale Credit Risk Division has a Market Risk Area responsible for measuring, limiting, controlling and reporting said risk together with the definition of valuation standards and Asset Management.

For its part, the Cybersecurity Division is aimed at protecting and monitoring the organization’s most sensitive assets, being able to provide security and trust to customers and collaborators. It is made up of the Cyber Defense, Cybersecurity Assurance, Cybersecurity Engineering and Technological Risk Areas.

(i)	Finance, International and Financial Risk Committee

This committee functions are to design policies and procedures related to price and liquidity risk; design a structure of limits and alerts of financial exposures, and ensure a correct and timely measurement, control and reporting thereof; track exposures and financial risks; analyze impacts on the valuation of operations and / or results due to potential adverse movements in the values of market variables or liquidity narrowness; review the stress test assumptions and establish action plans where appropriate; ensure the existence of independent units that value financial positions, and analyze the results of financial positions; track the international financial exposure of liabilities; review the main credit exposures of Treasury products (derivatives, bonds); ensure that the management guidelines for price and liquidity risks in subsidiaries are consistent with those of the Bank, and be aware of the evolution of their main financial risks.

The Finance, International and Financial Risk Committee, sessions are held monthly and are comprised of the Chairman of the Board, three Directors or Advisors to the Board, General Manager, Financial Management and Control Division Manager, Wholesale Credit Risk Division Manager, Treasury Division Manager and Market Risk Area Manager. If deemed appropriate, the Committee may invite certain persons to participate, on a permanent or occasional basis, in one or more sessions.

(ii)	Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the necessary attributions to take decisions required.

Each committee is responsible for defining the terms and conditions under which the Bank accepts counterparty risks and the Wholesale Credit Risk and Retail Credit Risk Divisions and Global Risk Control participate independently and autonomously of the commercial areas. They are constituted according to the commercial segments and the amounts to approve and have different meeting periodicities.

Within the risk management structure of the Bank, the maximum approval instance is the Credit Committee of Directors. Sessions are held weekly and are comprised of the Chairman of the Board, regular and alternate directors, General Manager and the Wholesale Credit Risk Division Manager. This Committee is responsible for knowing, analyzing and resolving all credit operations associated with clients and / or economic groups whose total amount subject for approval is equal to or greater than UF 750,000. It also has to know, analyze and resolve all those credit operations that, in accordance with the established in the Bank’s internal rules, must be approved by this Committee, with the exception of the special powers delegated by the Board to the Administration

(iii)	Portfolio Risk Committee

The main function is to know the evolution of the composition, concentration and risk of the loan portfolio of the different banks and segments, covering the complete cycle of credit risk management with the processes of admission, monitoring and recovery of the credits granted. Review the main debtors and the different risk indicators of the portfolio, proposing differentiated management strategies. Approves and proposes to the Board the different credit risk policies. It is responsible for reviewing, approving and recommending to the Board of Directors, for its final approval, the different portfolio evaluation methodologies and provision models. It is also responsible for reviewing and analyzing the adequacy of provisions for the different banks and segments. Its function is also to review the guidelines and methodological advances for the development of internal models of credit risk, together with monitoring the concentration by sectors and segments according to the sectoral limits policy. In general, it participates in any matter that involves Credit Risk in which senior management must pronounce itself.

The Portfolio Risk Committee meets monthly and is comprised of the Chairman of the Board, two regular and alternate Directors, General Manager, Wholesale Credit Risk Division Manager, Retail Credit Risk Division Manager and Global Risk Control, Commercial Division Manager, Risk Management and Information Control Manager.

(iv)	Technical Committee for the Supervision of Internal Models

The Committee is responsible for establishing a framework of methodological guidelines for the development, monitoring and documentation of the different statistical models used in the mass segments for credit risk management, as well as ensuring consistency among the models. In addition, it is responsible for reviewing the development of the different models, verifying compliance with the defined guidelines and reviewing the monitoring of the quality of the models and generating alerts when warranted. All models that require approval by the Portfolio Risk Committee or the Board of Directors must previously have the recommendation of this Technical Committee.

The Committee is comprised of the managers of the Retail Credit Risk and Global Risk Control Division, Areas of Risk Monitoring, Studies and Planning, People Business Development, Risk Models by the Managers of Retail Monitoring and Models, Big Data and Regulatory Systems, Validation of Risk Models, Pre-approved Admission, Regulatory Models and the Head of the Provisions Models Department. The Committee meets monthly.

(b)	Measurement Methodology

Regarding Credit Risk, provision levels and portfolio expenses are the basic measures for determining the credit quality of our portfolio.

Banco de Chile permanently evaluates its loan portfolio, timely recognizing the associated level of risk of the loan portfolio. For this assessment, there are policies, standards, procedures, along with models in accordance with the instructions issued by regulators and approved by the Board of Directors.

As a result of this evaluation, on both individual and group portfolios, the level of provisions that the bank should constitute is determined, in the event of customers payment default.

The individual evaluation mainly applies to the Bank’s portfolio of legal persons that, due to their size, complexity or indebtedness, requires a more detailed level of knowledge and a case-by-case analysis. Each debtor is assigned one of the 16 risk categories, in order to establish the provisions in a timely and appropriate manner. The review of the portfolio risk classifications is carried out permanently considering the financial situation, payment behavior and the environment of each client.

The group evaluation mainly applies to the portfolio of natural persons and smaller companies. These assessments are carried out monthly through statistical models that allow estimating the appropriate level of provisions necessary to cover the portfolio risk. The consistency of the models is analyzed through an independent validation of the unit that develops them and, subsequently, through the analysis of retrospective tests that allow to compare the real losses with the expected ones.

In the context of the COVID-19 health emergency, the CMF ordered the application of a series of temporary measures (rescheduling or extensions, FOGAPE-COVID credit, among others), which Banco de Chile implemented in a timely manner throughout of the year in time and form.

In addition, within the year, the Bank made a series of adjustments to the provisioning models, in particular to their PD forecasting (forward-looking) and LGD parameters. The LGD parameters were slightly reduced due to better recovery forecasts, and the Bank has followed a conservative approach regarding its PD forecasting models based on historical stress scenarios.

Each year, the Board of Directors is presented with the results of a sufficiency test for allowances for loan loss. This test shows whether the Bank’s existing level of allowances for loan loss, both for the individual and group portfolios, is sufficient, based on historic losses or impairment experienced by the portfolio. The Board of Directors must issue a formal opinion on its sufficiency. The sufficiency test of the Chilean GAAP allowance and the related review by the Board of Directors has not resulted in supplementary provisions for our Chilean GAAP allowance. Due to the fact that our IFRS impairment model leverages our existing Chilean GAAP models, any adjustment to the latter would have an impact on our allowances, which has not happened.

The monitoring and control of risks are carried out mainly based on limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept, with additional emphasis on the selected industries.

(2)	Credit Risk:

Credit risk considers the likelihood that the counterparty in the credit operation will not be able to fulfill its contractual obligation due to incapacity or financial insolvency, and this leads to a potential credit loss.

For the Bank, credit risk management has a relevant focus on the adequate risk-return relation, is permanent and considers the processes of admission, monitoring and recovery of loans granted. Look for an adequate risk-return ratio and an adequate balance of the risks assumed.

Based on the foregoing, credit risk management has a permanent challenge to respond to commercial dynamism, regulatory requirements, be part of the digital transformation and contribute from the risk perspective to the different businesses served by the Bank.

The credit policies and processes established by the Bank are materialized in the following management principles, which recognize the singularities of the different markets and segments, which are approached with a specialized treatment according to the characteristics of each one of them:

1.	Apply a rigorous evaluation in the admission process, taking into consideration the established credit policies and procedures, together with the availability of sufficient and accurate information. Under this principle, the generation of flows and solvency of the client to meet their payment commitments and, when the characteristics of the operation merit it, must constitute adequate collateral that allow mitigating the risk incurred with the client.

2.	Have permanent and robust portfolio tracking processes, through systems that alert both the potential signs of impairment of clients, in relation to the conditions of origin, as well as the possible business opportunities with those that present a better payments quality and behavior.

3.	To develop advanced modeling and data management tools that allow for efficient decision-making at different stages of the credit process.

4.	Have a collection structure with timely, agile and efficient processes that allow management to be carried out in accordance with the different types of clients and the types of breaches that arise, always in strict adherence to the regulatory framework and the Bank’s reputational policies.

5.	Maintain an efficient administration in team work organization, tools and availability of information that allow an optimal credit risk management.

The credit risk divisions, within the regulatory scope and risk defined by the entity, have the mission of establishing the Credit Risk management framework for the different segments of the Bank, through a portfolio vision that allows managing, resolving and control the process of approval in an efficient and proactive manner.

Based on the management principles indicated above, the credit risk divisions contribute to the business and anticipate threats that may affect the solvency and quality of the portfolio. In particular, during this year the solidity of these principles and the role of credit risk have made it possible to respond adequately to the challenges derived from the pandemic, providing timely responses to clients while maintaining the solid fundamentals that characterize the Bank’s portfolio in its different segments and products.

During 2020, due to the COVID-19 pandemic, various measures to support clients were implemented early in the pandemic, such as the rescheduling of loans (mortgage, commercial, consumer), active participation in the credit program associated with the Fund FOGAPE-COVID and its associated extensions, making collection measures more flexible, among other measures that seek to make payment conditions more flexible temporarily.

Although the impact of the COVID-19 pandemic on our operating results is difficult to quantify, we have seen and can continue to anticipate certain factors such as: (i) uncertainty in certain economic sectors, (ii) low interest rates for a long period of time, (iii) low levels of internal demand, (iv) high levels of unemployment, (v) total or partial quarantines affecting commercial activities, and (vi) mobility restrictions that will have an adverse effect on our operating revenues, loan loss provisions and operating expenses. Although these effects have been significant and will persist over time, the overall magnitude will depend on the duration and depth of the effects of the COVID-19 pandemic.

Within the framework of risk management, the potential affected portfolios have been permanently monitored, with emphasis on those economic sectors with a higher degree of impact and the results of the temporary measures implemented.

(a)	Retail Segment

Admission management in these segments is mainly carried out through a risk evaluation that uses scoring tools and an adequate model of credit attributions, which are required to approve each operation. These evaluations take into consideration the level of indebtedness, payment capacity and the maximum acceptable exposure for the client.

In these segments, the Bank has segregated functions, distributed in the following areas:

−	Model Area, has the responsibility of constructing statistical models, establishing the variables and their respective weightings. These models are validated by the Model Validation Area and submitted to the “Technical Committee for the Supervision and Development of Internal Models” before approval in the Portfolio Risk Committee or the Board of Directors, as appropriate.

−	Retail Admission and Regulatory Area, performs the evaluation of operations and clients, with specialization by regions and segments, which favors their knowledge of clients. It also maintains a framework of policies and standards that ensure the quality of the portfolio according to the desired risk, defining guidelines for the admission of clients that are released to commercial and risk areas through programs and continuous training. In addition, it contains the Integration in Management function, in charge of incorporating the statistical models in the credit evaluation processes, ensuring an adequate link between their decisions.

−	Retail Tracking and Models Area, is in charge of measuring the behavior of portfolios especially through the monitoring of the main indicators of the aggregate portfolio and the analysis of layers, reported in management reports, generating relevant information for decision-making in different instances defined. Also, special follow-ups are generated according to relevant events in the environment. This Area also ensures adequate execution of the strategy, meeting the risk quality objectives. Additionally, through the Model Tracking function, they monitor risk models, ensuring that they comply with the defined standards to ensure that they maintain their predictive and discriminating power, identifying the possible associated risks.

−	Models Validation Area, performs an independent review of the models, both in the construction and implementation stages, providing guarantees to the management and is essential to early detect potential adverse effects for the Bank, that are originated by Models. It considers the validation of compliance with the guidelines established by the Board of Directors, addressing aspects such as governance, data quality, modeling and implementation techniques, and documentation.

−	Collection Area, performs a cross-collection management in the Bank and centralizes recovery management in retail segments through Socofin, Bank’s subsidiary. Define refinancing criteria and payment agreements with customers, maintaining an adequate risk-return ratio, together with the incorporation of robust tools for a differentiated collection management according to the policies defined by the Bank.

(b)	Wholesale Segment

Admission management in these segments is done through an individual evaluation of the client and if it belongs to a group of companies, the relationship of the rest of the group with the Bank is also considered. Said individual and group evaluation, if applicable, considers, among others, the generation capacity, exposure levels, the financial capacity with emphasis on equity solvency, generation capacity, exposure levels, industry variables, evaluation of partners and management and aspects of the operation such as financing, term, products and possible collaterals.

This process is supported by a rating model that allows greater homogeneity in the evaluation of the client and his group. Additionally, for the evaluation of clients, there are specialized areas in some segments that, due to their nature, require expert knowledge, such as real estate, construction, agricultural, financial, and international, among others.

In a centralized manner, a permanent monitoring of the portfolio is carried, both at the individual level, as well as by business segments and economic sectors, based on periodically updated information from both the client and the industry, also generating alerts through this process that ensure the correct and timely recognition of the risk of the individual portfolio. Along with the above, the special conditions established in the admission stage are monitored, such as financial covenant controls, coverage of certain collaterals and conditions imposed at the time of approval.

Additionally, within the Admission areas, joint tasks are carried out that allow monitoring the development of operations from their gestation to their recovery, in order to ensure that portfolio risks are well recognized and in a timely manner, and to manage in advance those cases with higher risk levels.

Upon detection of clients that show signs of impairment or default with any condition, the commercial area to which the client belongs together with the Wholesale Credit Risk Division, establish action plans to regularize said situation. In those cases where there are problems in the recovery of their credits or that the nature of the problem requires specialized collection management, the Special Assets Management area, belonging to the Wholesale Credit Risk Division, is directly in charge of collection management, establishing action plans and negotiations based on the particular characteristics of each client.

(c)	Derivative Transactions

We produce own models which are used for credit risk management purposes, known as the pre-settlement exposure (PSE). Generally, the PSE is computed as follows:

PSE = Maximum (CMTM + CEF * Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure within the life of the transaction, under 95% of confidence level.

The portfolio approach is taken into account when computing exposures of several transactions closed with one single counterpart.

Credit mitigating conditions for derivative transactions have become popular in the local financial markets. There are financial institutions that have accepted early termination clauses, and netting is also possible with corporations when appropriate documentation under a regular Master Agreement is signed.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

Derivative transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations schemes in place for this kind of transactions.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(d)	Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2019 and 2020 does not exceed 10% of the Bank’s effective equity.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2019:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	1,144,109	1,145,703	—	102,354	2,392,166

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	1,123,689	—	—	—	1,123,689
Other instruments issued in Chile	375,337	—	—	—	375,337
Instruments issued abroad	—	—	—	—	—
Mutual fund investments	373,329	—	—	—	373,329
Subtotal	1,872,355	—	—	—	1,872,355

Investments under resale agreements	142,329	—	—	—	142,329

Derivative Contracts for Trading Purposes
Forwards	872,481	53,923	—	30,228	956,632
Swaps	1,142,174	167,818	—	451,960	1,761,952
Call Options	4,961	—	—	—	4,961
Put Options	807	11	—	258	1,076
Futures	—	—	—	—	—
Subtotal	2,020,423	221,752	—	482,446	2,724,621

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	5,864	25,780	—	29,950	61,594
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Others	—	—	—	—	—
Subtotal	5,864	25,780	—	29,950	61,594

Loans and advances to Banks (before allowances)
Central Bank of Chile	630,053	—	—	—	630,053
Domestic banks	150,007	—	—	—	150,007
Foreign banks	—	—	244,969	115,162	360,131
Subtotal	780,060	—	244,969	115,162	1,140,191

Loans to Customers at amortized cost (before allowances)
Commercial loans	16,279,527	—	—	14,685	16,294,212
Residential mortgage loans	9,206,727	—	—	—	9,206,727
Consumer loans	4,532,333	—	—	—	4,532,333
Subtotal	30,018,587	—	—	14,685	30,033,272

Financial assets available-for-sale
Debt Instruments:
From the Chilean government and Central Bank of Chile	109,062	—	—	—	109,062
Other instruments issued in Chile	1,228,931	—	—	—	1,228,931
Instruments issued abroad	—	—	—	19,853	19,853
Subtotal	1,337,993	—	—	19,853	1,357,846
Equity Instruments:
Instruments issued in Chile	7,446	—	—	—	7,446
Instruments issued abroad	—	—	—	1,051	1,051
Subtotal	7,446	—	—	1,051	8,497
Total	1,345,439	—	—	20,904	1,366,343

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	178,429	—	—	2,213,737	—	—	—	—	—	—	—	—	—	—	2,392,166
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	1,024,525	99,164	—	—	—	—	—	—	—	—	—	—	—	—	1,123,689
Other instruments issued in Chile	—	—	—	375,337	—	—	—	—	—	—	—	—	—	—	375,337
Instruments issued abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mutual fund investment	—	—	—	373,329	—	—	—	—	—	—	—	—	—	—	373,329
Subtotal	1,024,525	99,164	—	748,666	—	—	—	—	—	—	—	—	—	—	1,872,355
Investments under resale agreements	—	18,460	278	66,285	40,642	—	2,067	1,533	902	35	8,665	21	—	3,441	142,329
Derivative Contracts for Trading Purposes
Forwards	—	—	1,532	480,269	16,225	79	2,856	22,903	14,103	642	1,930	277	497	415,319	956,632
Swaps	—	—	4	1,693,048	9,813	7,718	19	14,184	10,232	4,275	12,526	210	—	9,923	1,761,952
Call Options	—	—	—	1,196	1,569	280	—	—	1,433	171	—	84	190	38	4,961
Put Options	—	—	—	554	522	—	—	—	—	—	—	—	—	—	1,076
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	1,536	2,175,067	28,129	8,077	2,875	37,087	25,768	5,088	14,456	571	687	425,280	2,724,621
Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	61,594	—	—	—	—	—	—	—	—	—	—	61,594
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	61,594	—	—	—	—	—	—	—	—	—	—	61,594
Loans and advances to Banks
Central Bank of Chile	630,053	—	—	—	—	—	—	—	—	—	—	—	—	—	630,053
Domestic banks	—	—	—	150,007	—	—	—	—	—	—	—	—	—	—	150,007
Foreign banks	—	—	—	360,131	—	—	—	—	—	—	—	—	—	—	360,131
Subtotal	630,053	—	—	510,138	—	—	—	—	—	—	—	—	—	—	1,140,191
Loans to Customers at amortized cost
Commercial loans	—	—	—	2,587,559	2,066,372	1,624,972	604,660	325,143	1,623,465	140,709	1,234,087	2,142,699	2,267,869	1,676,677	16,294,212
Residential mortgage loans	—	—	9,206,727	—	—	—	—	—	—	—	—	—	—	—	9,206,727
Consumer loans	—	—	4,532,333	—	—	—	—	—	—	—	—	—	—	—	4,532,333
Subtotal	—	—	13,739,060	2,587,559	2,066,372	1,624,972	604,660	325,143	1,623,465	140,709	1,234,087	2,142,699	2,267,869	1,676,677	30,033,272
Financial Assets at Fair Value through OCI
Debt Instruments:
From the Chilean Government and Central Bank of Chile	92,824	16,238	—	—	—	—	—	—	—	—	—	—	—	—	109,062
Other instruments issued in Chile	—	—	—	994,658	—	—	—	9,667	—	—	—	178,444	—	46,162	1,228,931
Instruments issued abroad	—	—	—	19,853	—	—	—	—	—	—	—	—	—	—	19,853
Subtotal	92,824	16,238	—	1,014,511	—	—	—	9,667	—	—	—	178,444	—	46,162	1,357,846
Equity Instruments:
Instruments issued in Chile	—	—	—	7,446	—	—	—	—	—	—	—	—	—	—	7,446
Instruments issued abroad	—	—	—	1,051	—	—	—	—	—	—	—	—	—	—	1,051
Subtotal	—	—	—	8,497	—	—	—	—	—	—	—	—	—	—	8,497
Total	92,824	16,238	—	1,023,008	—	—	—	9,667	—	—	—	178,444	—	46,162	1,366,343

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2020:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	1,272,238	1,158,637	—	129,341	2,560,216

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	4,159,292	—	—	—	4,159,292
Other instruments issued in Chile	105,798	—	—	—	105,798
Instruments issued abroad	—	164	—	—	164
Mutual fund investments	400,902	—	—	—	400,902
Subtotal	4,665,992	164	—	—	4,666,156

Investments under resale agreements	76,407	—	—	—	76,407

Derivative Contracts for Trading Purposes
Forwards	415,349	73,805	—	62,810	551,964
Swaps	1,184,563	83,776	—	744,908	2,013,247
Call Options	269	—	—	—	269
Put Options	1,462	—	—	—	1,462
Futures	—	—	—	—	—
Subtotal	1,601,643	157,581	—	807,718	2,566,942

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	1,511	18,964	—	30,587	51,062
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Subtotal	1,511	18,964	—	30,587	51,062

Loans and advances to Banks (before allowances)
Central Bank of Chile	2,380,033	—	—	—	2,380,033
Domestic banks	260,002	—	—	—	260,002
Foreign banks	—	—	150,230	149,391	299,621
Subtotal	2,640,035	—	150,230	149,391	2,939,656

Loans to Customers at amortized cost (before allowances)
Commercial loans	17,591,127	—	—	10,470	17,601,597
Residential mortgage loans	9,387,372	—	—	—	9,387,372
Consumer loans	3,948,721	—	—	—	3,948,721
Subtotal	30,927,220	—	—	10,470	30,937,690

Financial assets available-for-sale
Debt Instruments:
From the Chilean government and Central Bank of Chile	163,600	—	—	—	163,600
Other instruments issued in Chile	896,923	—	—	—	896,923
Instruments issued abroad	—	—	—	—	—
Subtotal	1,060,523	—	—	—	1,060,523
Equity Instruments:
Instruments issued in Chile	6,869	—	—	—	6,869
Instruments issued abroad	—	—	—	761	761
Subtotal	6,869	—	—	761	7,630
Total	1,067,392	—	—	761	1,068,153

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	641,890	—	1,918,326	—	—	—	—	—	—	—	—	—	—	—	2,560,216
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	4,009,676	149,616	—	—	—	—	—	—	—	—	—	—	—	—	4,159,292
Other instruments issued in Chile	—	—	—	105,798	—	—	—	—	—	—	—	—	—	—	105,798
Instruments issued abroad	—	—	—	164	—	—	—	—	—	—	—	—	—	—	164
Mutual fund investment	—	—	—	400,902	—	—	—	—	—	—	—	—	—	—	400,902
Subtotal	4,009,676	149,616		506,864	—	—	—	—	—	—	—	—	—	—	4,666,156
Investments under resale agreements	—	10,006	950	64,554	130	—	—	—	—	—	—	146	—	621	76,407
Derivative Contracts for Trading Purposes
Forwards	—	—	—	351,833	17,280	16,078	4,456	6,253	1,071	30	2,269	265	—	152,429	551,964
Swaps	—	—	—	1,943,033	4,579	4,031	18	17,637	10,237	913	21,163	662	—	10,974	2,013,247
Call Options	—	—	—	13	205	—	—	—	40	—	—	11	—	—	269
Put Options	—	—	—	148	1,314	—	—	—	—	—	—	—	—	—	1,462
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,295,027	23,378	20,109	4,474	23,890	11,348	943	23,432	938	—	163,403	2,566,942
Hedge Derivative Contracts
Forwards
Swaps	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Call Options	—	—	—	51,062	—	—	—	—	—	—	—	—	—	—	51,062
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	51,062	—	—	—	—	—	—	—	—	—	—	51,062
Loans and advances to Banks
Central Bank of Chile	2,380,033	—	—	—	—	—	—	—	—	—	—	—	—	—	2,380,033
Domestic banks	—	—	—	260,002	—	—	—	—	—	—	—	—	—	—	260,002
Foreign banks	—	—	—	299,621	—	—	—	—	—	—	—	—	—	—	299,621
Subtotal	2,380,033	—	—	559,623	—	—	—	—	—	—	—	—	—	—	2,939,656
Loans to Customers at amortized cost
Commercial loans	—	—	—	2,351,333	2,544,146	1,347,770	470,607	395,598	1,647,226	135,488	1,454,404	2,453,579	3,054,194	1,747,252	17,601,597
Residential mortgage loans	—	—	9,387,372	—	—	—	—	—	—	—	—	—	—	—	9,387,372
Consumer loans	—	—	3,948,721	—	—	—	—	—	—	—	—	—	—	—	3,948,721
Subtotal	—	—	13,336,093	2,351,333	2,544,146	1,347,770	470,607	395,598	1,647,226	135,488	1,454,404	2,453,579	3,054,194	1,747,252	30,937,690
Financial Assets at Fair Value through OCI
Debt Instruments:
From the Chilean Government and Central Bank of Chile	109	163,491	—	—	—	—	—	—	—	—	—	—	—	—	163,600
Other instruments issued in Chile	—	—	—	851,468	—	4,465	—	8,089	—	—	5,334	—	—	27,567	896,923
Instruments issued abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	109	163,491	—	851,468	—	4,465	—	8,089	—	—	5,334	—	—	27,567	1,060,523
Equity Instruments:
Instruments issued in Chile	—	—	—	6,869	—	—	—	—	—	—	—	—	—	—	6,869
Instruments issued abroad	—	—	—	761	—	—	—	—	—	—	—	—	—	—	761
Subtotal	—	—	—	7,630	—	—	—	—	—	—	—	—	—	—	7,630
Total	109	163,491	—	859,098	—	4,465	—	8,089	—	—	5,334	—	—	27,567	1,068,153

(e)	Collateral and Other Credit Enhancements

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

For commercial loans: Residential and non-residential real estate, liens and inventory.

For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable according to both external standards and internal policies guidelines and parameters. The Bank has approximately 240,087 collateral assets, the majority of which consist of real estate.

The following table contains guarantees values as of December 31, 2019 and 2020:

		Fair value of collateral and credit enhancements held as of December 31, 2019
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	12,117,724	2,660,585	82,365	345,246	2,182	3,090,378	9,027,346
Small business lending	4,176,488	3,208,206	30,466	26,674	—	3,265,346	911,142
Consumer lending	4,532,333	362,140	966	2,045	—	365,151	4,167,182
Mortgage lending	9,206,727	8,019,519	51	176	—	8,019,746	1,186,981
Total	30,033,272	14,250,450	113,848	374,141	2,182	14,740,621	15,292,651

		Fair value of collateral and credit enhancements held as of December 31, 2020
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	12,810,975	3,091,284	128,366	565,761	2,842	3,788,253	9,022,722
Small business lending	4,790,622	3,178,176	28,832	14,242	—	3,221,250	1,569,372
Consumer lending	3,948,721	333,191	795	2,518	—	336,504	3,612,217
Mortgage lending	9,387,372	8,499,584	113	87	—	8,499,784	887,588
Total	30,937,690	15,102,235	158,106	582,608	2,842	15,845,791	15,091,899

(*)	Includes agricultural and industrial pledges, and pledges without conveyance.

The Bank also uses mitigating tactics for credit risk on derivative transactions. To date, the following mitigating tactics are used:

●	Accelerating transactions and net payment using market values at the date of default of one of the parties.

●	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.

●	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to the loans individually classified as impaired as of December 31, 2019 and 2020 is Ch$100,133 million and Ch$98,653 million, respectively.

The value of the guarantees that the Bank maintains related to non-impaired loans as of December 31, 2019 and 2020 totaled Ch$344,098 million and Ch$133,949 million, respectively.

(f)	Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also conducts reviews of companies in certain industry sectors that are affected by macroeconomic or sector-specific variables. Such reviews allow the Bank to timely establish any necessary allowance loan losses that are sufficient to cover losses for potentially uncollectable loans.

Analysis of age of portfolio loan, over-due loans by financial asset class. Additionally to the overdue portion, the amounts detailed include remaining balance of the past due credits are featured below:

As of December 31, 2019:

	Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	31,249	—	—
Subtotal past-due loans and advances to banks	31,249	—	—
Commercial loans	213,574	54,980	27,255
Import-export financing	9,337	712	1,158
Factoring transactions	32,002	3,031	339
Commercial lease transactions	53,756	8,098	4,735
Other loans and receivables	1,947	259	115
Residential mortgage loans	152,599	73,838	32,932
Consumer loans	221,162	102,344	51,976
Subtotal past-due loans to customers	684,377	243,262	118,510
Total	715,626	243,262	118,510

As of December 31, 2020:

	Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	14,454	—	—
Subtotal past-due loans and advances to banks	14,454	—	—
Commercial loans	133,625	29,240	13,039
Import-export financing	5,246	71	223
Factoring transactions	16,255	1,464	157
Commercial lease transactions	17,889	3,904	979
Other loans and receivables	1,449	135	162
Residential mortgage loans	90,462	24,875	9,795
Consumer loans	136,147	53,786	22,764
Subtotal past-due loans to customers	401,073	113,475	47,119
Total	415,527	113,475	47,119

As of December 31, the aging analysis of loans is as follows:

		Past due but not impaired(*)
	Neither past due nor impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
As of December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2019	28,320,599	599,844	159,756	57,946	595	29,138,740
2020	29,425,612	272,409	51,812	13,531	451	29,763,815

(*)	These amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

(g)	Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$18,737 million and Ch$6,753 as of December 31, 2019 and 2020, respectively, the majority of which are properties. All of these assets are managed for sale.

(h)	Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

Financial assets	2019	2020
	MCh$	MCh$
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to Customers at amortized cost
Commercial loans	220,056	288,094
Residential mortgage loans	11,980	253,907
Consumer loans	366,339	532,420
Subtotal	598,375	1,074,421
Total renegotiated financial assets	598,375	1,074,421

As a result of the effects of the pandemic on people’s income, the Bank has made great efforts to support its customers in the retail segment. These actions are part of the proposals formulated by the CMF, the regulatory body for banking in Chile, and the government authorities towards the country’s banks regarding the support of banks to clients in this segment.

This has resulted in a strong increase in the stock of renegotiated consumer and mortgage loans. Basically, these actions consisted of the postponement of installments or dividends at the end of their respective payment schedule.

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2(i)(vii).

The renegotiated portfolio of Banco de Chile represents 3.47% of the total loans.

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank can agree with the client changes in the initial conditions in terms of interest rate and payment schedule. With regard to the forgiveness of the principal, the Bank normally does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the 2020 period, with the related modification loss suffered by the Bank.

2020
MCh$
Amortized costs of financial assets modified during the period	212,655
Net modification loss	109,743

Although the Bank does not have systematized information related to the balance of modified loans by type of concession, it continuously monitors its impaired portfolio as defined in note 2 (i) vii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses (12mECL) measurement during the 2020 period:

	December 31, 2020
	Post modification		Pre-modification
	Gross carrying amount	Corresponding ECL	Gross carrying amount	Corresponding ECL
	MCh$	MCh$	MCh$	MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	24,432	1,907	24,759	3,474
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	8,620	2,130	8,634	908

The Bank determines the appropriate amount of allowance for loan losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. In this step of renegotiation approval, a reevaluation of the provision level is always carried out for each debtor.

Among the variables that the credit committee considers in establishing the level of provisions for the individual portfolio are payment behavior, payment capacity and collateral coverage are mainly considered.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions. The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

In both segments, the approvals of the renegotiation operations are submitted to specialized credit committees, whose members have attributions adjusted to this risk.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)	Impairment Testing

The main tools used to test loan impairment include an analysis of whether principal or interest payments are more than 90 days past due or if the counterparty is experiencing any known cash flow problems, reductions in credit ratings or default of the original contractual terms.

(j)	Off balance sheet accounts

In order to meet our customers’ financial needs, the Bank has extended several irrevocable commitments and contingent obligations. Even though these obligations are not recognized in the balance sheet, they involve credit risk and thus form part of the Bank’s general risk exposure.

Credit risk exposure generated by contingent obligations is disclosed in Note No. 27.

(k)	Measures associated with the COVID-19 Contingency:

During 2020, and due to the health emergency caused by the COVID-19 pandemic, the Bank implemented measures that sought to make payments more flexible on a temporary basis and provided financing that allows to sustain working capital during this period, having in the first case credit refinancing (mortgage, commercial, consumer) and in the second case and by order of the Chilean Government, through the Ministry of Finance, Central Bank of Chile and the Commission for the Financial Market, measures to facilitate the granting of loans with state guarantee (FOGAPE-COVID) with the aim of being used as working capital or reactivating the activities of companies that demonstrate having been affected by the COVID-19 pandemic.

The following tables show both the balance of loans, the number of operations and amount of provisions associated with these measures as of December 31, 2020:

		Commercial Individual	Commercial Group	Consumer	Mortgage	Total
Bank Programs (*)
Number of Operations		664	39,473	187,428	91,928	319,493
Loan value of customers	MCh$	20,436	102,398	149,918	141,403	414,155
% from the portfolio	%	0.2%	2.1%	3.8%	1.5%	1.3%
Provisions	MCh$	592	3,005	12,462	684	16,743

		Stage 1	Stage 2	Stage 3	Total
Bank Programs (*)
Gross carrying amount	MCh$	354,632	36,850	22,674	414,155
% of portfolio	%	1.4%	0.8%	1.9%	1.3%
ECL	MCh$	9,914	3,074	3,756	16,743
% of total ECL	%	3.5%	1.3%	1.2%	2.0%

(*)	The granting of refinancing of operations associated with credit cards for MCh$147,918 is not included.

FOGAPE COVID credits:

During April 2020, the Chilean Government announced the increase of the Guarantee Fund for Small Entrepreneurs (“FOGAPE”) up to US$3,000 million, in order to guarantee financing of up to US$25,000 million. The objective of this initiative was to facilitate access to working capital loans for individuals and legal entities with annual sales of less than UF 1,000,000 affected by the COVID-19 pandemic. The guarantee coverage of these loans ─differentiated according to sales tranche─ is between 60% and 85% of financing, after applying a deductible that does not exceed 5% of the guaranteed amount. From the beginning of the program and until December 31, 2020, the Bank has carried out 39,245 operations for an aggregate amount of Ch$1,875,298 million. For such purposes, the Bank established the parameters, requirements and conditions, in addition to those provided in the respective FOGAPE-COVID regulations, to review any FOGAPE loan request made of it, and the financing amounts that would be granted based on the above, taking into consideration, the levels of sale and the circumstance indicated below, among other aspects. Additionally, the Administration rules applicable to the COVID-19 guarantee lines, considered the option of refinancing any principal amortization of preexisting commercial loans that mature in the 6 months following the moment of granting the financing with the COVID-19 Guarantee

The following tables show both the balance of loans, the number of operations and amount of provisions associated with these measures as of December 31, 2020:

		Commercial Individual	Commercial Group	Consumer	Mortgage	Total
Government Programs
Number of Operations		4,036	35,209	—	—	39,245
Loan value of customers	MCh$	856,922	1,031,933	—	—	1,888,855
% from the portfolio	%	6.7%	21.4%	—	—	6.1%
Provisions (*)	MCh$	21,378	8,353	—	—	29,731

		Stage 1	Stage 2	Stage 3	Total
Government Programs
Gross carrying amount	MCh$	1,395,886	482,575	10,394	1,888,855
% of portfolio	%	5.5%	10.5%	0.9%	6.1%
ECL	MCh$	10,324	17,971	1,436	29,731
% of total ECL	%	3.7%	7.7%	0.5%	3.6%

The granting conditions to these loans include a deductible amount that is available from an annual sales level of each institution (between 2.5% and 5%) according to the following table:

	Annual Income			% Deductible
	Minimum UF	Maximum UF	% Coverage	until June 2020	after June 2020
Micro and small companies	—	25,000	85.00	5.00	2.50
Medium-sized companies	25,000	100,000	80.00	3.50	2.50
Large companies I	100,000	600,000	70.00	2.50	2.50
Large companies II	600,000	1,000,000	60.00	2.50	2.50

In order to cover the Bank’s exposure to potential losses associated with granting these state-guaranteed loans, a provision equivalent to 100% of each operation’s deductible amount is set. As of December 31, 2020 the total allowance related to state-guaranteed loans amounted to Ch$49,848 million and was registered under the line-item “Loans to customers at amortized cost” as ECL provision. This amount is not included in the table “Government Programs – ECL” set forth above.

The payment behavior of these loans (COVID refinancing and FOGAPE COVID) in their first months of maturity, in both cases have a similar behavior to the rest of the Bank’s loan portfolio.

(l)	Management overlays

As indicated in Note No. 4, during 2020 the Bank carried out a review of the Probability of Default projection models used in the calculation of the ECL of its loan portfolio. These models incorporate upward adjustment elements (dichotomous variables) when certain adverse macroeconomic conditions are met, which were estimated based on a previous crisis. Those adjustment elements aim to reflect the non-linear nature of the ECL more accurately.

Notwithstanding the foregoing, for certain market segments such as Private Banking, Preferential Banking and Micro Entrepreneurs, the forecasted scenarios do not meet the conditions set forth in the models because the current context has no comparable historical precedents. In those cases, the loading associated to those dichotomous variables were included, despite the fact that those conditions are not met.

This effect has been recognized as an overlay for an amount equivalent to Ch$24,370 million and was registered under the asset item line “Loans to customers at amortized cost” as ECL provision.

(m)	Modificated financial assets:

When the bank modifies the contractual conditions originally agreed so that the debtor can fulfill its payment obligations, it is evaluated considering the following:

-	In the event that the modification is substantial due to financial difficulties of the debtor, it is recorded as derecognition and the new loan is valued at fair value.

-	In the event that the modification is not substantial, the loan is not written off and its amortized cost must be adjusted based on the difference between the book value before the modification and the present value of the flows of the modified operation using the effective interest rate (EIR) of the original loan.

The resulting amount for adjusting the amortized cost of the financial asset when the modification does not result in derecognition and was registered under the line item “Provision for Expected Credit losses”. For the year 2020 the impact due this effect was not material.

(3)	Market Risk:

Market Risk refers to the loss that the Bank could face due to a liquidity shortage to honor the payments, or to close financial transactions in a timely manner (Liquidity Risk), or due to adverse movements in the values of market variables (Risk Price).

Liquidity Risk:

Liquidity Risk Measurement and Limits

The Bank manages the Liquidity Risk separately for each sub-category: Trading Liquidity Risk and Funding Liquidity Risk.

Trading Liquidity Risk is the inability to close, at current market prices, the financial positions opened mainly from the Trading Book (which is daily valued at market prices and the value differences instantly reflected in the Income Statement). This risk is controlled by establishing limits on the positions amounts of the Trading Book in accordance with what is estimated to be closed in a short time period. Additionally, the Bank incorporates a negative impact on the Income Statement whenever it considers that the size of a certain position in the Trading Book exceeds the reasonable amount, negotiated in the secondary markets, which would allow the exposure to be offset without altering market prices.

Funding Liquidity Risk refers to the Bank’s inability to obtain sufficient cash to meet its immediate obligations. This risk is managed by a minimum amount of highly liquid assets called liquidity buffer, and establishing limits and controls of internal metrics, among which the Market Access Report (“MAR”) stands out, which estimates the amount of funding that the Bank would need from wholesale financial counterparties, for the next 30 and 90 days in each of the relevant currencies of the balance sheet, to face a cash need as a result of the operation under business as usual conditions.

The use of MAR within year 2020 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY		MAR FCCY
	MMM$		MMUS$
	1 – 30 days	1 – 90 days	1 – 30 days	1 – 90 days
Maximum	3,040	5,708	1,239	2,488
Minimum	-1,063	1,602	-390	790
Average	1,358	3,853	504	1,811

The Bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by full delivery derivatives payments. This metric is referred to as Cross Currency Funding. The Bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger lack of foreign currency funding.

The use of Cross Currency Funding within year 2020 is illustrated below:

Cross Currency Funding
MMUS$
Maximum	3,122
Minimum	1,724
Average	2,417

The Bank establishes thresholds that alert behaviors outside the expected ranges at a normal or prudent level of operation, in order to protect other dimensions of liquidity risk such as, for example, maturities concentration of fund providers, the diversification of sources of funds either by type of counterparty or type of product, among others.

The evolution over time of the Bank’s financial ratios that can detect structural changes in its balance sheet characteristics is monitored, such as those presented in the following table and whose relevant use values during the year 2020 are shown below:

	Liquid Assets/ Net Funding <30 days	Liabilities>1 year/ Assets >1 year	Deposits/ Loans
Maximum	165%	100%	67%
Minimum	101%	84%	61%
Average	135%	94%	64%

Additionally, some market index, prices and monetary decisions taken by the Central Bank of Chile are monitored to detect structural changes in market conditions that can trigger a liquidity shortage or even a financial crisis.

Furthermore, the Liquidity Risk Management Policy enforces performance of stress tests periodically which are controlled against potentially accessible action plans in each modeled scenario, according with the guidelines established in the Liquidity Contingency Plan. This process is essential in determining the liquidity risk appetite framework of the institution.

The Bank measures and controls the mismatch of cash flows under regulatory standards with the C46 index report, which represents the net cash flows expected over time as a result of the contractual maturity of almost all assets and liabilities. Additionally, the Commission for the Financial Market (hereinafter, “CMF”) authorized Banco de Chile, among others, to report the adjusted C46 index. This allows the Bank to report, in addition to the regular C46 index, outflow behavior assumptions of certain specific elements of the liability, such as demand deposits and time deposits. In addition, the regulator also requires some rollover assumptions for the loan portfolio.

The CMF establish the following limits for the C46:

Foreign Currency balance sheet items: 1-30 days C46 index < 1 x Tier-1 Capital

All Currencies balance sheet items: 1-30 days C46 index < 1 x Tier-1 Capital

All Currencies balance sheet items: 1-90 days C46 index < 2 x Tier-1 Capital

The use of this index in year 2020 is illustrated below:

	Adjusted C46 All CCYs as part of Tier-1 Capital		Adjusted C46 FCCY as part of Tier-1 Capital
	1 – 30 days	1 – 90 days	1 – 30 days
Maximum	0.48	0.66	0.33
Minimum	(0.13)	(0.06)	0.15
Average	0.15	0.27	0.22
Regulatory Limit	1.0	2.0	1.0

Additionally, the regulatory entities have introduced other metrics that the Bank uses in its management, such as the Liquidity Coverage Ratio (“LCR”) and Net Stable Financing Ratio (“NSFR”), using assumptions similar to those used in the international banking. Only for the first one, a limit implementation calendar has been established and that during the year 2020 was with a minimum level of 70%. The evolution of the LCR and NSFR metrics during the year 2020 are shown below:

	LCR		NSFR
Maximum	2.47		1.10
Minimum	1.07		0.99
Average	1.89		1.06
Regulatory Limit	0.7	(*)	N/A

(*)	This is the current minimum value for the year 2020 and that increases 0.1 annually until reaching 1.0 in the year 2023.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), as of 2019 and 2020 end-of-year, is illustrated below:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2019
Current accounts and other demand deposits	11,326,133	—	—	—	—	—	11,326,133
Transactions in the course of payment	98,869	—	—	—	—	—	98,869
Obligations under repurchase agreements	297,011	8,582	—	—	—	—	305,593
Savings accounts and time deposits	6,421,107	1,985,948	2,250,153	284,073	491	421	10,942,193
Full delivery derivative transactions	378,151	351,351	1,132,429	974,371	669,851	797,191	4,303,344
Borrowings from financial institutions	68,843	348,228	934,144	206,811	—	—	1,558,026
Other financial obligations	142,010	292	17,529	727	167	—	160,725
Debt instruments issued	178,310	190,329	576,309	2,091,841	2,081,579	5,017,172	10,135,540
Total (excluding non-delivery derivative transactions)	18,910,434	2,884,730	4,910,564	3,557,823	2,752,088	5,814,784	38,830,423
Non - delivery derivative transactions	501,461	839,534	1,461,804	796,805	738,830	1,650,402	5,988,836

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2020
Current accounts and other demand deposits	15,167,229	—	—	—	—	—	15,167,229
Transactions in the course of payment	882,944	—	—	—	—	—	882,944
Obligations under repurchase agreements	289,777	43	—	—	—		289,820
Savings accounts and time deposits	6,243,204	1,964,350	648,974	59,038	1,222	156	8,916,944
Full delivery derivative transactions	396,599	364,793	1,305,210	1,088,925	549,777	934,097	4,639,401
Borrowings from financial institutions	74,424	140,455	340,532	1,020,126	2,090,600	—	3,666,137
Other financial obligations	189,003	80	334	386	37	—	189,840
Debt instruments issued	53,438	90,285	1,082,282	2,194,406	1,886,936	4,452,831	9,760,178
Total (excluding non-delivery derivative transactions)	23,296,618	2,560,006	3,377,332	4,362,881	4,528,572	5,387,084	43,512,493
Non - delivery derivative transactions	401,144	570,084	929,211	787,866	644,420	1,542,088	4,874,813

(b)	Price Risk:

Price Risk Measurement and Limits

The measurement and management of Price Risk are carried out through the use of several metrics developed internally by the Bank, both for the Trading Book and for the Accrual Book (the Accrual Book includes all balance sheet items, even those of the Trading book but in such case these are reported at an interest rate adjustment period of one day, thus not generating accrual interest rate risk). In addition, the Bank reports metrics to regulatory entities according to the models defined by them.

The bank has established internal limits for the exposures of the Trading Book. In fact, FX positions (FX delta), Equity positions (Equity delta), interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX volatility sensitivity (vega) are measured, reported and controlled against their limits. Limits are established on an aggregate basis but also for some specific tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the board and reviewed at least annually.

The Bank measures and controls the risk for the Trading Book portfolios using the Value-at-Risk (VaR). The model uses a 99% confidence level and the most recent one-year observed rates, prices and yields data.

The use of VaR within year 2020 is illustrated below:

Value-at-Risk
99% one-day confidence level
MCh$
Maximum	3,697
Minimum	215
Average	1,319

Additionally, the Bank performs measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual Book using internally developed methodologies based on the differences in the amounts of assets and liabilities considering the interest rate repricing dates. Exposures are measured according to the Interest Rate Exposure or IRE metric and their corresponding risks using the Earnings-at-Risk or EaR metric.

The use of EaR within year 2020 is illustrated below:

12- months Earnings-at-Risk
99% confidence level 3 months defeasance period
MCh$
Maximum	100,191
Minimum	57,038
Average	80,271

The regulatory risk measurement for the Trading Book (C41 report) is produced by utilizing guidelines provided by the Central Bank of Chile (hereinafter, “BCCh”) and the CMF, which are adopted based on standardized BIS methodologies. The referred methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. In addition, correlation factors are included to represent non-parallel changes in the yield curve. The CMF does not set an individual limit for this particular risk, but a global one that includes this risk (also called Market Risk Equivalent or MRE) and the Credit Risk Weighted Assets.

The risk measurement for the Banking Book, according to normative guidelines (C40 report), as a result of interest rate fluctuations is carried out through the use of standardized methodologies provided by regulatory entities (BCCh and CMF). The report includes models for reporting interest rate gaps and standardized adverse interest rate fluctuations. In addition to this, the regulatory entity has requested banks to establish internal limits for this regulatory risk measurement. Limits must be established separately for short-term and long-term balance. The short-term risk limit should be expressed as a percentage of the Net Interest Margin or NIM plus the revenue collected from commissions that depend on the level of the interest rate; the long-term risk limit cannot exceed a specific percentage of the amount of effective equity.

In addition to the above, the Market Risk Policy of Banco de Chile enforces to perform daily stress tests for the Trading Book and monthly for the Accrual Book. The output of the stress testing process is monitored against corresponding trigger levels: in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. In addition, the results during the month for the trading activities are controlled against defined loss levels and in case such levels are exceeded, senior management is also notified.

The following table illustrates the interest rate cash-flows of the Banking Book, considering the interest rate repricing dates on an individual basis, as of December 31, 2019 and 2020:

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2019
Cash and due from banks	2,310,055	—	—	—	—	—	2,310,055
Transactions in the course of collection	230,605	—	—	—	—	—	230,605
Investment under resale agreements	45,056	—	—	—	—	—	45,056
Derivative instruments under hedge-accounting treatment	774	36,304	28,302	257,909	348,950	1,069,919	1,742,158
Inter-banking loans	876,508	98,673	167,287	—	—	—	1,142,468
Customer loans	3,179,665	2,524,282	6,473,441	6,979,231	3,980,097	10,744,559	33,881,275
Financial Assets at Fair Value through OCI	26,180	241,326	805,844	115,805	25,219	142,005	1,356,379
Total assets	6,668,843	2,900,585	7,474,874	7,352,945	4,354,266	11,956,483	40,707,996

Assets as of December 31, 2020
Cash and due from banks	2,496,891	—	—	—	—	—	2,496,891
Transactions in the course of collection	96,444	—	—	—	—	—	96,444
Investment under resale agreements	10,007	—	—	—	—	—	10,007
Derivative instruments under hedge-accounting treatment	260	1,800	182,709	250,612	282,219	995,168	1,712,768
Inter-banking loans	2,743,250	71,543	125,574	—	—	—	2,940,367
Customer loans	3,180,598	2,339,929	6,504,393	8,134,601	4,437,666	10,877,247	35,474,434
Financial Assets at Fair Value through OCI	94,086	145,272	456,613	185,995	31,465	145,987	1,059,418
Total assets	8,621,536	2,558,544	7,269,289	8,571,208	4,751,350	12,018,402	43,790,329

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2019
Current accounts and demand deposits	11,382,462	—	—	—	—	—	11,382,462
Transactions in the course of payment	3,423	—	—	—	—	—	3,423
Obligations under repurchase agreements	9,068	—	—	—	—	—	9,068
Savings accounts and interest-bearing deposits	6,421,107	1,985,948	2,250,153	284,073	491	421	10,942,193
Derivative instruments under hedge-accounting treatment	156	33,740	23,300	251,136	317,886	1,117,967	1,744,185
Inter-banking borrowings	60,331	348,228	934,144	206,811	—	—	1,549,514
Long-term debt (*)	178,310	190,329	576,309	2,091,841	2,081,579	5,017,172	10,135,540
Other liabilities	142,010	292	17,529	727	167	—	160,725
Total liabilities	18,196,867	2,558,537	3,801,435	2,834,588	2,400,123	6,135,560	35,927,110

Liabilities as of December 31, 2020
Current accounts and demand deposits	15,245,137	—	—	—	—	—	15,245,137
Transactions in the course of payment	816,294	—	—	—	—	—	816,294
Obligations under repurchase agreements	13,255	—	—	—	—	—	13,255
Savings accounts and interest-bearing deposits	6,243,204	1,964,350	648,974	59,038	1,222	156	8,916,944
Derivative instruments under hedge-accounting treatment	160	291	192,625	230,742	280,421	1,057,369	1,761,608
Inter-banking borrowings	72,935	140,455	340,532	1,020,126	2,090,600	—	3,664,648
Long-term debt (*)	53,438	90,285	1,082,282	2,194,406	1,886,936	4,452,831	9,760,178
Other liabilities	189,003	80	334	386	37	—	189,840
Total liabilities	22,633,426	2,195,461	2,264,747	3,504,698	4,259,216	5,510,356	40,367,904

(*)	Amounts shown here are different from those reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank uses stress tests as the main sensitivity analysis tool for Price Risk. The analysis is implemented for the Trading Book and the Accrual Book separately. The Bank has adopted this tool as it is considered more useful than fluctuations in business as usual scenario, such as VaR or EaR, given that:

(i)	The financial crisis show market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 99% of confidence level.

(ii)	The financial crisis also show that correlations between these fluctuations are materially different from those used in the VaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations respect to the patterns observed under normal conditions.

(iii)	Trading liquidity dramatically diminishes during financial distress and especially in emerging markets. Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The impacts are determined by mathematical simulations of fluctuations in the values of market factors, and also, estimating the changes of the economic and /or accounting value of the financial positions

In order to comply with IFRS 7.40, the following exercise was included illustrating an estimation of the impact of extreme but reasonable fluctuations of interest rates, swaps yields, FX rates and exchange volatility, which are used for valuing Trading and Accrual portfolios. Given that the Bank’s portfolio includes positions denominated in nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

The exercise is implemented by multiplying the sensitivities by the fluctuations obtained as the results of mathematical simulations over a two-week time horizon and using the maximum historical volatility, within a significant period of time, in each of the market factors; Accrual portfolios impacts are estimated by multiplying cumulative gaps by forward interest rates fluctuations modeled over a three-month time horizon and using the maximum historical volatility of interest fluctuations but limited by maximum fluctuations and / or levels observed within a significant period of time. It is relevant to note that the methodology might ignore some portion of the interest rates convexity, since it is not captured properly when large fluctuations are modeled. In any case, given the magnitude of the changes, the methodology may be reasonable enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations resulting from the main market factors in the maximum stress test exercise, or more adverse, for the Trading Book.

The directions or signs of these fluctuations are those that correspond to those that generate the most adverse impact at the aggregate level.

Average Fluctuations of Market Factors for Maximum Stress Scenario Trading Book
	CLP Derivatives	CLP Bonds	CLF Derivatives	CLF Bonds	USD Offshore Libor Derivatives	Spread USD On/Off Derivatives
	(bps)	(bps)	(bps)	(bps)	(bps)	(bps)
Less than 1 year	-4	53	-11	44	-9	-350
Greater than 1 year	5	63	2	58	-15	-334

bps = basis points

The worst impact on the Bank’s Trading Book as of December 31, 2020, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact Trading Book
(MCh$)
CLP Interest Rate		(3,564)
Derivatives	(29)
Debt instruments	(3,535)
CLF Interest Rate		(395)
Derivatives	81
Debt instruments	(476)
Interest rate USD offshore		(284)
Domestic/offshore interest rate spread USD		(8,164)
Total Interest rates		(12,407)
Total FX		(20)
Total FX Options		(78)
Total		(12,505)

The modeled scenario would generate losses in the Trading Book for approximately MCh$12,505. In any case, such fluctuations would not result in material losses compared to Basic Capital (Tier-1) or to the P&L estimate for the next 12-months.

The impact on the Accrual Book for the next 12 months as of December 31, 2020, which does not necessarily mean a net loss / gain but a greater/lower net income from funds generation (resulting net interest rate generation), is illustrated below:

Most Adverse Stress Scenario 12-Month Revenue Accrual Book
(MCh$)
Impact by Base Interest Rate shocks	(194,559)
Impact due to Spreads Shocks	(6,591)
Higher / (Lower) Net revenues	(201,150)

The main negative impact on the Trading Book would occur as a result of an increase in local interest rates and in a drastic decrease in the cross border spread. The lowest potential income in the next 12 months in the Accrual Book would occur in a scenario of a sharp inflation price fall. In any case, the impacts would be less than the annual budgeted profits of the Bank.

(4)	Capital Requirements and Capital Management:

The main objectives of the Bank’s capital management are to ensure compliance with regulatory requirements, maintain a solid credit rating and sound capital ratios. During 2020, the Bank has successfully met the required capital requirements.

As part of its Capital Management Policy, the Bank has established capital adequacy alerts, which are stricter than those required by the regulator, which are monitored on a monthly basis. During 2020, none of the internal alerts defined in the Capital Management Policy were activated.

The Bank manages capital by making adjustments in light of changes in economic conditions and the risk characteristics of its business. For this purpose, the Bank may modify the amount of dividend payments to its shareholders or issue equity instruments. The capital adequacy of the Bank is monitored using, among other measures, the indexes and rules established by the CMF.

Regulatory Capital

According to the Chilean General Banking Law, Banks must maintain a minimum ratio of 8%, net of required provisions, as a result of dividing the Equity by the sum of the Consolidated Weighted Assets by Risk. In addition, banks must maintain a minimum ratio of Basic Capital to Total Consolidated Assets of 3%, net of required provisions. As a result of the merger of Banco de Chile with Citibank Chile in 2008, the CMF established that the institution was obliged to maintain the first reason Less than 10%. In this way, the regulatory body ratified the validity of the minimum of 10% that it had already set in December 2001 by authorizing the merger by absorption of Banco Edwards into Banco de Chile.

Equity is determined from Capital and Reserves or Basic Capital with the following adjustments: (a) the balance of subordinated bonds issued with a maximum equivalent to 50% of the Basic Capital is added and weighted according to their term at maturity; (b) the additional provisions for loans are added, (c) the balance of the assets corresponding to goodwill or overpaid and investments in companies not included in the consolidation is deducted, and (d) the balance of noncontrolling interest is added.

Assets are weighted according to the risk categories, which are assigned a risk percentage that would reflect the amount of capital needed to support each of those assets. There are 5 risk categories (0%, 10%, 20%, 60% and 100%) in addition to an intermediate category with a weighting percentage of 2% for derivative instruments cleared and settled through a Central Counterpart Entity. For example, cash, deposits in other banks and financial instruments issued by the Central Bank of Chile have 0% risk, which means that, according to current standards, no capital is required to back these assets. Properties and equipment have a 100% risk, which means that they must have a minimum capital equivalent to 8% of the amount of these assets and in the case of the Bank of Chile 10%.

All derivative instruments traded outside of stock exchanges are considered in the determination of risk assets with a conversion factor over the notional values, thus obtaining the amount of exposure to credit risk (or “credit equivalent”). The contingent credits out of balance are also considered by a “credit equivalent”, for their weighting.

The risk-weighted assets and TIER 1 and TIER 2 Capital, as of December 31, 2019 and 2020 are the following:

	Consolidated assets		Risk-weighted assets
	2019	2020	2019	2020
	MCh$	MCh$	MCh$	MCh$
Balance sheet assets (net of provisions)
Cash and due from banks	2,392,166	2,560,216	38,250	105,878
Transactions in the course of collection	331,420	163,252	167,781	151,138
Financial Assets held-for-trading	1,872,355	4,666,156	462,177	442,307
Investment under resale agreements	142,329	76,407	142,329	76,407
Derivative instruments (*)	1,555,749	1,137,195	1,124,730	828,330
Loans and advances to banks	1,140,081	2,939,198	389,417	351,068
Loans to Customers at amortized cost	29,384,039	30,101,583	25,668,329	24,998,600
Financial assets at fair value through OCI	1,366,343	1,068,153	323,160	249,239
Financial assets held to maturity	—	—	—	—
Investments in other companies	48,442	42,338	50,758	44,649
Intangible assets	91,717	94,111	58,307	60,701
Property and equipment	220,262	217,928	220,262	217,928
Leased assets	150,665	118,829	150,665	118,829
Investment properties	13,190	12,833	—	—
Current tax assets	357	22,949	36	2,295
Deferred tax assets	231,293	292,517	32,095	35,794
Other assets	843,000	556,486	862,968	400,098
Subtotal	39,783,408	44,070,151	29,691,264	28,083,261

Off-balance-sheet assets
Contingent loans	4,365,922	4,140,133	2,616,074	2,483,310
Total	44,149,330	48,210,284	32,307,338	30,566,571

(*)	Financial derivative contracts are presented as an equivalent credit risk for the purposes of calculating consolidated assets.

The amounts and ratios determined for the limit of basic capital and effective equity as of December 2019 and 2020 are:

	As of December 31,
	2019	2020
	MCh$	MCh$
Basic capital (*) (**)	3,528,222	3,726,267
Effective equity	4,569,090	4,878,500
Total consolidated assets (**)	44,408,789	48,754,455
Total consolidated assets weighted by credit risk	32,307,338	30,566,571

(*)	The Basic Capital corresponds to the equity of the owners of the Bank in the Consolidated Statement of Financial Position.

(**)	The total consolidated assets is presented in accordance with Chilean Generally Accepted Accounting Principles as issued by the Chilean Commission for Financial Market (“CMF”). As a result, it is not directly comparable with this Consolidated Statement of Financial Position.

These ratios as of December 31, 2019 and 2020 were:

	Ratio
	As of December 31,
	2019	2020
	%	%
Basic capital / consolidated assets	7.94	7.64
Effective equity / consolidated assets weighted by risk	14.14	15.96

During 2019, the CMF began the regulatory process for the implementation of the Basel III standards in Chile, in accordance with the established in Law No. 21,130 that modernizes the Banking Legislation. During 2020, various regulations have been published aimed at the adoption of the Basel III standard.